THE GUARDIAN STOCK FUND INC
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:


Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL

Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                  29,773,524.196   1,846,874.747   2,080,476.117  33,700,875.060
2(b) Borrowing;                                       29,670,018.739   1,950,380.204   2,080,476.117  33,700,875.060
2(c) Issuing senior securities;                       29,732,829.883   1,887,569.060   2,080,476.117  33,700,875.060
2(d) Concentration of investments in the
same industry;                                        29,658,410.173   1,961,988.770   2,080,476.117  33,700,875.060
2(e) Investments in real estate                       29,777,258.296   1,843,140.647   2,080,476.117  33,700,875.060
2(h) Making loans;                                    29,640,801.943   1,979,597.000   2,080,476.117  33,700,875.060
2(m) Pledging, mortgaging or hypothecating its asset  29,612,352.842   2,008,046.101   2,080,476.117  33,700,875.060


THE GUARDIAN VC 500 INDEX FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                  22,282,642.727     658,469.513     479,956.444  23,421,068.684
2(b) Borrowing;                                       22,287,949.354     653,162.886     479,956.444  23,421,068.684
2(c) Issuing senior securities;                       22,279,153.802     661,958.438     479,956.444  23,421,068.684
2(d) Concentration of investments in the
same industry;                                        22,285,307.546     655,804.694     479,956.444  23,421,068.684
2(e) Investments in real estate                       22,277,808.170     663,304.070     479,956.444  23,421,068.684
2(h) Making loans;                                    22,281,087.741     660,024.499     479,956.444  23,421,068.684
2(m) Pledging, mortgaging or hypothecating its asset  22,283,345.783     657,766.457     479,956.444  23,421,068.684


THE GUARDIAN VC ASSSET ALLOCATION FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                   4,752,785.064      79,026.868     134,199.990   4,966,011.922
2(b) Borrowing;                                        4,750,966.414      80,845.518     134,199.990   4,966,011.922
2(c) Issuing senior securities;                        4,752,785.064      79,026.868     134,199.990   4,966,011.922
2(d) Concentration of investments in the
same industry;                                         4,750,966.414      80,845.518     134,199.990   4,966,011.922
2(e) Investments in real estate                        4,756,995.572      74,816.360     134,199.990   4,966,011.922
2(h) Making loans;                                     4,752,785.064      79,026.868     134,199.990   4,966,011.922
2(m) Pledging, mortgaging or hypothecating its asset   4,735,847.415      95,964.517     134,199.990   4,966,011.922


THE GUARDIAN VC HIGH YIELD BOND FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                   7,168,470.356     255,354.782      96,070.343   7,519,895.481
2(b) Borrowing;                                        7,188,337.885     235,487.253      96,070.343   7,519,895.481
2(c) Issuing senior securities;                        7,159,428.801     264,396.337      96,070.343   7,519,895.481
2(d) Concentration of investments in the
same industry;                                         7,178,440.123     245,385.015      96,070.343   7,519,895.481
2(e) Investments in real estate                        7,184,378.867     239,446.271      96,070.343   7,519,895.481
2(h) Making loans;                                     7,168,470.356     255,354.782      96,070.343   7,519,895.481
2(m) Pledging, mortgaging or hypothecating its asset   7,168,470.356     255,354.782      96,070.343   7,519,895.481


THE GUARDIAN VC LOW DURATION BOND FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005


On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                   2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(b) Borrowing;                                        2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(c) Issuing senior securities;                        2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(d) Concentration of investments in the
 same industry;                                        2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(e) Investments in real estate                        2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(h) Making loans;                                     2,469,134.634     135,448.419      91,250.091   2,695,833.144
2(m) Pledging, mortgaging or hypothecating its asset   2,469,134.634     135,448.419      91,250.091   2,695,833.144

THE GUARDIAN UBS VC LARGE CAP VALUE FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                   3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(b) Borrowing;                                        3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(c) Issuing senior securities;                        3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(d) Concentration of investments in the
 same industry;                                        3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(e) Investments in real estate                        3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(f ) Investments in commodities                       3,872,104.001      95,681.800      68,576.951   4,036,362.752
2(g) Underwriting the securities of other issuers;     3,872,104.001      95,681.800      68,576.951   4,036,362.752

THE GUARDIAN UBS VC SMALL CAP VALUE FUND
SHAREHOLDER VOTING SUMMARY
November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved.
The following is a report of the votes cast:

Proposal No. 1
Election of the Eleven Nominees for Director:

NOMINEE
DIRECTORS                                           FOR             WITHHELD        TOTAL
Kathleen C. Cuocolo                                   76,165,969.554   1,858,569.914  78,024,539.468
Frank J. Fabozzi                                      76,176,372.381   1,848,167.087  78,024,539.468
Arthur V. Ferrara                                     75,994,827.909   2,029,711.559  78,024,539.468
Leo R. Futia                                          75,817,210.074   2,207,329.394  78,024,539.468
William N. Goetzmann                                  76,164,019.071   1,860,520.397  78,024,539.468
Anne M. Goggin                                        76,112,215.256   1,912,324.212  78,024,539.468
William W. Hewitt                                     75,933,986.870   2,090,552.598  78,024,539.468
Sidney I. Lirtzman                                    75,898,936.066   2,125,603.402  78,024,539.468
Dennis H. Manning                                     76,179,952.757   1,844,586.711  78,024,539.468
Steven J. Paggioli                                    76,173,796.441   1,850,743.027  78,024,539.468
Robert G. Smith                                       75,972,333.669   2,052,205.799  78,024,539.468

Proposal No. 2
Approving an amendment to, or the elimination of, the applicable Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS                                       FOR             AGAINST         ABSTAIN         TOTAL
2(a) Diversification of investments;                   1,576,344.658      50,787.716      57,360.052   1,684,492.426
2(b) Borrowing;                                        1,594,789.074      32,343.300      57,360.052   1,684,492.426
2(c) Issuing senior securities;                        1,575,217.844      51,914.530      57,360.052   1,684,492.426
2(d) Concentration of investments in the
 same industry;                                        1,594,789.074      32,343.300      57,360.052   1,684,492.426
2(e) Investments in real estate                        1,593,662.260      33,470.114      57,360.052   1,684,492.426
2(f ) Investments in commodities                       1,593,662.260      33,470.114      57,360.052   1,684,492.426
2(g) Underwriting the securities of other issuers;     1,594,789.074      32,343.300      57,360.052   1,684,492.426